Exhibit 99.1

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

FINANCIAL STATEMENTS

December 31, 2016 and 2015

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

INDEX TO FINANCIAL STATEMENTS

December 31, 2016 and 2015

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Avalon GloboCare Corp.

We have audited the accompanying balance sheets of Beijing JieTeng (GenExosome) Biotech Co., Ltd. (the “Company”) as of December 31, 2016 and 2015, and the related statements of operations and comprehensive income, changes in stockholders’ equity, and cash flows for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing JieTeng (GenExosome) Biotech Co., Ltd. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a limited operating history and its continued growth is dependent upon the continuation of providing contract services; hence generating revenues, and obtaining additional financing to fund future obligations, pay liabilities arising from normal business operations and to implement its business plan. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ RBSM LLP

New York, New York

November 13, 2017

F-2

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

BALANCE SHEETS

	As of
	December 31, 2016	December 31, 2015
ASSETS

CURRENT ASSETS:
Cash	$117,925	$101,727
Inventories	—	1,541
Prepaid expenses	975	1,043
Security deposit	432	—

Total Current Assets	119,332	104,311

OTHER ASSETS:
Security deposit - non-current portion	—	462
Property, plant and equipment, net	3,774	613

Total Other Assets	3,774	1,075

Total Assets	$123,106	$105,386

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$888	$23,108
Accrued liabilities and other payables	6,437	1,541
VAT and other taxes payable	1,086	—
Income taxes payable	3,955	371

Total Current Liabilities	12,366	25,020

Total Liabilities	12,366	25,020

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Registered paid-in capital	462,543	462,543
Due from founders in connection with registered paid-in capital	(385,137)	(385,137)
Retained earnings	36,573	3,056
Statutory reserve	4,064	340
Accumulated other comprehensive loss - foreign currency translation adjustment	(7,303)	(436)

Total Stockholders’ Equity	110,740	80,366

Total Liabilities and Stockholders’ Equity	$123,106	$105,386

The accompanying notes are an integral part of these financial statements.

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	For the Year	For the Period from
	Ended	August 7, 2015 (Date of Inception) through
	December 31, 2016	December 31, 2015

REVENUE	$55,417	$38,115

COST OF REVENUE	21,584	26,611

GROSS PROFIT	33,833	11,504

OPERATING EXPENSES:
Salaries and related benefits	11,783	—
Travel and entertainment	8,611	6,905
Other general and administrative	2,400	885

Total Operating Expenses	22,794	7,790

INCOME FROM OPERATIONS	11,039	3,714

OTHER INCOME (EXPENSE):
Interest income	235	59
Grant income	30,105	—

Total Other Income, net	30,340	59

INCOME BEFORE INCOME TAXES	41,379	3,773

INCOME TAXES	4,138	377

NET INCOME	$37,241	$3,396

COMPREHENSIVE INCOME:
NET INCOME	37,241	3,396
OTHER COMPREHENSIVE LOSS
Unrealized foreign currency translation loss	(6,867)	(436)
COMPREHENSIVE INCOME	$30,374	$2,960

The accompanying notes are an integral part of these financial statements.

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Period from August 7, 2015 (Date of Inception) through December 31, 2015 and the Year Ended December 31, 2016

	Registered	Due From Founders			Accumulated Other	Total
	Paid-in	In Connection With	Retained	Statutory	Comprehensive	Stockholders’
	Capital	Registered Paid-in Capital	Earnings	Reserve	Loss	Equity

Balance, August 7, 2015 (date of inception)	$—	$—	$—	$—	$—	$—

Registered capital received from founders	462,543	(385,137)	—	—	—	77,406

Net income from August 7, 2015 (date of inception) through December 31, 2015	—	—	3,396	—	—	3,396

Appropriation to statutory reserve	—	—	(340)	340	—	—

Foreign currency translation adjustment	—	—	—	—	(436)	(436)

Balance, December 31, 2015	462,543	(385,137)	3,056	340	(436)	80,366

Net income for the year	—	—	37,241	—	—	37,241

Appropriation to statutory reserve	—	—	(3,724)	3,724	—	—

Foreign currency translation adjustment	—	—	—	—	(6,867)	(6,867)

Balance, December 31, 2016	$462,543	$(385,137)	$36,573	$4,064	$(7,303)	$110,740

The accompanying notes are an integral part of these financial statements.

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

STATEMENTS OF CASH FLOWS

	For the Year	For the Period from
	Ended	August 7, 2015 (Date of Inception) through
	December 31, 2016	December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$37,241	$3,396
Adjustment to reconcile net income from operations to
net cash provided by operating activities:
Depreciation	266	—
Changes in operating assets and liabilities:
Inventories	1,505	(1,567)
Prepaid expenses	—	(1,061)
Security deposit	—	(470)
Accounts payable	(21,650)	23,507
Accrued liabilities and other payables	5,224	1,567
VAT and other taxes payable	1,135	—
Income taxes payable	3,772	377

NET CASH PROVIDED BY OPERATING ACTIVITIES	27,493	25,749

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,613)	(624)

NET CASH USED IN INVESTING ACTIVITIES	(3,613)	(624)

CASH FLOWS FROM FINANCING ACTIVITIES:
Registered capital received from founders	—	78,358

NET CASH PROVIDED BY FINANCING ACTIVITIES	—	78,358

EFFECT OF EXCHANGE RATE ON CASH AND CASH EQUIVALENTS	(7,682)	(1,756)

NET INCREASE IN CASH AND CASH EQUIVALENTS	16,198	101,727

CASH AND CASH EQUIVALENTS - beginning of period	101,727	—

CASH AND CASH EQUIVALENTS - end of year	$117,925	$101,727

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$—	$—
Income taxes	$365	$—

The accompanying notes are an integral part of these financial statements.

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Beijing JieTeng (GenExosome) Biotech Co., Ltd. (the “Company”) was incorporated under the laws of the People’s Republic of China (“PRC” or “China”). The Company was incorporated on August 7, 2015 and is engaged in contract services through performing development services for hospitals and sales of related products developed to hospitals.

The Company is engaged in the development of exosome technology to improve diagnosis and management of diseases. Exosomes are tiny, subcellular, membrane-bound vesicles in diameter of 30-150 nm that are released by almost all cell types and that can carry membrane and cellular proteins, as well as genetic materials that are representative of the cell of origin. Profiling various bio-molecules in exosomes may serve as useful biomarkers for a wide variety of diseases. Research kits, which are developed by the Company, are designed to be used by researchers for biomarker discovery and clinical diagnostic development, and the advancement of targeted therapies. Currently, research kits and services are available to isolate exosomes or extract exosomal RNA/protein from serum/plasma, urine and saliva samples.

NOTE 2 – BASIS OF PRESENTATION AND GOING CONCERN

Basis of presentation

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and with the rules and regulations of the U.S. Securities and Exchange Commission for financial information.

Going concern

The Company currently has limited operations. The Company’s operations are focused on contract services through performing development services for hospitals and sales of related products developed to hospitals in the People’s Republic of China.

These financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has a limited operating history and its continued growth is dependent upon the continuation of providing contract services; hence generating revenues, and obtaining additional financing to fund future obligations and pay liabilities arising from normal business operations. In addition, the current cash balance cannot be projected to cover the operating expenses for the next twelve months from the release date of this report. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital, implement its business plan, and generate significant revenues. There are no assurances that the Company will be successful in its efforts to generate significant revenues, maintain sufficient cash balance or report profitable operations or to continue as a going concern.

The accompanying financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

The Company currently intends to evaluate new industry, geographic and market opportunities. The Company’s entry into a new business may take the form of being acquired by an existing business or, least likely, developing a business organically. Any such efforts may require significant capital, which the company currently lacks. There is no assurance that any such opportunity will become available. There is also no assurance that, if any opportunity becomes available, the Company will have the financial and other resources available to take advantage of such opportunity, since the Company has limited liquidity.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates during the year ended December 31, 2016 and the period from August 7, 2015 (date of inception) through December 31, 2015 include allowance for doubtful accounts, reserve for obsolete inventories, the useful life of property, plant and equipment, and assumptions used in assessing impairment of long-term assets.

F-7

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash

Cash consists of cash on hand and cash in bank. The Company maintains cash with financial institution in the PRC. At December 31, 2016 and 2015, cash balances in the PRC are $117,925 and $101,727, respectively, are uninsured. The Company has not experienced any losses in bank account and believes it is not exposed to any risks on its cash in bank account.

Concentrations of credit risk

Currently, the Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in PRC, and by the general state of the PRC’s economy. The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company’s cash is maintained with state-owned bank within the PRC, and the deposit is not covered by insurance. The Company has not experienced any losses in such account and believes it is not exposed to any risks on its cash in bank account. A small portion of the Company’s sales are credit sales which is to the customer whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Fair value of financial instruments and fair value measurements

The Company adopted the guidance of Accounting Standards Codification (“ASC”) 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

●	Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.
●	Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.
●	Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, inventories, prepaid expenses, security deposit, accounts payable, accrued liabilities and other payables, Value Added Tax (“VAT”) and other taxes payable, and income taxes payable approximate their fair market value based on the short-term maturity of these instruments. The Company did not have any non-financial assets or liabilities that are measured at fair value on a recurring basis as of December 31, 2016 and 2015.

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

Accounts receivable

Accounts receivable are presented net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, a customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. The Company has no outstanding accounts receivable as of December 31, 2016 and 2015. The Company historically has not experienced uncollectible accounts from customers granted with credit sales.

F-8

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. A reserve is established when management determines that certain inventories may not be saleable. If inventory costs exceed expected market value due to obsolescence or quantities in excess of expected demand, the Company will record reserves for the difference between the cost and the market value. These reserves are recorded based on estimates. The Company did not record any inventory reserve at December 31, 2016 and 2015.

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in the statements of operations in the year of disposition. The Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Impairment of long-lived assets

In accordance with ASC Topic 360, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value.  The Company did not record any impairment charge for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015.

Value added tax

The Company is subject to a value added tax (“VAT”) of 3% for performing development services and sales of related products developed. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of development services provided and sales of related products developed. The Company reports revenue net of PRC’s value added tax for all the periods presented in the statements of operations.

Cost of revenue

Cost of revenue includes inventory costs, materials and supplies costs, depreciation, internal labor and related benefits, and other overhead costs incurred.

Research and development

Research and development costs are expensed as incurred. The Company did not incur any research and development costs during the year ended December 31, 2016 and during the period from August 7, 2015 (date of inception) through December 31, 2015.

Advertising costs

All costs related to advertising are expensed as incurred. The Company did not incur any advertising expenses during the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015.

F-9

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

Pursuant to the guidance of ASC Topic 605, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been provided, the purchase price is fixed or determinable and collectability is reasonably assured.

Types of revenue:

●	Service fees under agreements to perform contract services related to product development for hospitals. The Company does not perform contracts that are contingent upon successful results.

●	Sales of developed products to hospitals in connection with performing contract services.

Revenue recognition criteria:

●	Revenue from contract services performed under hospital contracts is recognized when it is earned pursuant to the terms of the contract. Each contract calls for a fixed dollar amount with a specified time period. These contracts generally involve up-front payment. Revenue is recognized for these projects as services are provided.

●	Revenue from sales of developed items to hospitals resulting from its contract services, which call for the transfer of other items developed during the projects to the customers, is recognized when the item is shipped to the customer and title is transferred.

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers.

Income taxes

The Company accounts for income taxes using the asset/liability method prescribed by ASC 740, “Income Taxes.” Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of ASC 740 “Income Taxes”. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. As of December 31, 2016 and 2015, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. Tax year that remains subject to examination is the year ended December 31, 2016 and the period from August 7, 2015 (date of inception) through December 31, 2015. The Company recognizes and accrues for tax related interest and penalties when assessed. As of December 31, 2016 and 2015, the Company has not been assessed any interest or penalties.

The Company is governed by the Income Tax Law of the PRC. Under the Income Tax Laws of PRC, the Company was subject to an income tax at an effective rate of 10% on income reported in the statutory financial statements after appropriate tax adjustments for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015.

F-10

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency translation

The reporting currency of the Company is the U.S. dollar. The functional currency of the Company is the Chinese Renminbi (“RMB”). For the Company whose functional currency is the RMB, result of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period, and equity is translated at historical exchange rates. As a result, amounts relating to assets and liabilities reported on the statements of cash flows may not necessarily agree with the changes in the corresponding balances on the balance sheets. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income/loss. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date with any transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

All of the Company’s revenue transactions are transacted in the functional currency of the Company. The Company does not enter into any material transaction in foreign currencies. Transaction gains or losses have not had, and are not expected to have, a material effect on the results of operations of the Company.

Asset and liability accounts at December 31, 2016 and 2015 were translated at 6.9448 RMB to $1.00 and at 6.4912 RMB to $1.00, respectively, which were the exchange rates on the balance sheet dates. Equity accounts were stated at their historical rates. The average translation rates applied to the statements of operations for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015 were 6.6435 RMB to $1.00 and 6.3810 RMB to $1.00, respectively. Cash flows from the Company’s operations are calculated based upon the local currencies using the average translation rate.

Comprehensive income

Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. For the Company, comprehensive income for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015 consisted of net income and unrealized loss from foreign currency translation adjustment.

Segment reporting

The Company uses “the management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. All of the Company’s operations are considered by the chief operating decision maker to be aggregated in one reportable operating segment. Currently, all of the Company’s customers are in the People’s Republic of China and all revenue is derived from contract services through performing development services for hospitals and sales of related products developed to hospitals.

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all significant related party transactions.

Fiscal year end

The Company has adopted a fiscal year end of December 31st.

F-11

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent accounting pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. This ASU addresses the classification of certain specific cash flow issues including debt prepayment or extinguishment costs, settlement of certain debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of certain insurance claims and distributions received from equity method investees. This ASU is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, with early adoption permitted. An entity that elects early adoption must adopt all of the amendments in the same period. The Company is currently evaluating the impact it may have on its financial statements.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows and/or disclosures.

NOTE 4 – INVENTORIES

At December 31, 2016 and 2015, inventories consisted of the following:

	December 31, 2016	December 31, 2015
Raw materials	$—	$1,541
	—	1,541
Less: reserve for obsolete inventories	—	—
	$—	$1,541

NOTE 5 – PREPAID EXPENSES

At December 31, 2016 and 2015, prepaid expenses consisted of the following:

	December 31, 2016	December 31, 2015
Prepaid rent	$840	$898
Other	135	145
	$975	$1,043

NOTE 6 – PROPERTY AND EQUIPMENT

At December 31, 2016 and 2015, property and equipment consisted of the following:

	Useful life	December 31, 2016	December 31, 2015
Manufacturing equipment	5 Years	$3,453	$613
Office equipment and furniture	5 Years	576	—
		4,029	613
Less: accumulated depreciation		(255)	—
		$3,774	$613

For the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015, depreciation expense amounted to $266 and $0, respectively, of which $152 and $0, respectively, was included in cost of revenue, and the remainder was included in operating expenses.

F-12

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 7 – ACCRUED LIABILITIES AND OTHER PAYABLES

At December 31, 2016 and 2015, accrued liabilities and other payables consisted of the following:

	December 31, 2016	December 31, 2015
Accrued payroll and related benefits	$6,437	$1,541
	$6,437	$1,541

NOTE 8 – VAT AND OTHER TAXES PAYABLE

At December 31, 2016 and 2015, VAT and other taxes payable consisted of the following:

	December 31, 2016	December 31, 2015
VAT payable	$987	$—
Other	99	—
	$1,086	$—

NOTE 9 – INCOME TAXES

The Company was incorporated in the PRC. The Company generated taxable income in the PRC for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015, which is subjected to PRC income tax at a preferential rate of 10% due to the Company’s small size with minimal taxable income in according to PRC taxes laws. The table below summarizes the Company’s income taxes provision:

Income taxes provision:	Year Ended December 31, 2016	Period from August 7, 2015 (Date of Inception) through December 31, 2015
Current	$4,138	$377
Deferred	—	—
Total provision for income taxes	$4,138	$377

Deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the financial statements at each year-end and tax loss carryforwards. Deferred income tax was measured using the enacted income tax rates for the periods in which they are expected to be reversed. The Company did not have any deferred taxes assets/liabilities as of December 31, 2016 and 2015.

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015, the Company had no unrecognized tax benefits.

The effective tax rate for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015 was 10.0%. The table below summarizes the differences between the PRC statutory income tax rate and the Company’s effective tax rate for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015:

	Year Ended December 31, 2016	Period from August 7, 2015 (Date of Inception) through December 31, 2015
PRC statutory tax rate	10.0%	10.0%
Effect of non-taxable income	0.0%	0.0%
Effect of non-deductible expense	0.0%	0.0%
Other	0.0%	0.0%
Effective tax rate	10.0%	10.0%

F-13

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 10 – STOCKHOLDERS’ EQUITY

Registered capital

The registered capital of the Company is RMB 3,000,000 (approximately $463,000), which will be contributed entirely by the Company’s founders.

During the period from August 7, 2015 (date of inception) through December 31, 2015, the Company received registered capital from its founders at the amount of $77,406 (RMB 500,000) and as of December 31, 2016 and 2015, the uncontributed registered capital was $385,137 (RMB 2,500,000), which was recorded as due from founders in connection with registered paid-in capital. The founders are required to make the uncontributed registered capital prior to October 1, 2034.

NOTE 11 - STATUTORY RESERVE

In accordance with PRC regulations, the Company is required to provide a statutory reserve, which is appropriated from net income as reported in the Company’s statutory account. The Company is required to allocate 10% of its annual after-tax profit to the statutory reserve until such reserve has reached 50% of its registered capital based on the enterprise’s PRC statutory account. The statutory reserve can only be used for specific purposes and are not distributable as cash dividends. As of December 31, 2016 and 2015, statutory reserve did not reach 50% of the Company’s registered capital.

For the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015, statutory reserve activities were as follows:

Amount
Balance – August 7, 2015 (date of inception)	$—
Addition to statutory reserve	340
Balance - December 31, 2015	340
Addition to statutory reserve	3,724
Balance - December 31, 2016	$4,064

NOTE 12 – COMMITMENTS AND CONTINCENGIES

Severance payments

The Company has employment agreements with certain employees that provided severance payments upon termination of employment under certain circumstances, as defined in the applicable agreements. The Company has estimated its possible severance payments of approximately $1,900 as of December 31, 2016 and 2015, which have not been reflected in its financial statements since the Company concluded that the likelihood is remote at this moment.

Operating lease

The Company leases its facilities and equipment under non-cancelable operating lease. Pursuant to the signed lease, the annual rent is RMB 10,000 (approximately $1,500). The term of the lease is one year commencing on August 1, 2015 and expired on July 31, 2016. The Company renewed the lease and the renewed lease will expire on July 31, 2017. For the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015, rent expense for operating lease amounted to $1,505 and $653, respectively, of which $752 and $653 was included in cost of revenue, respectively, and the remainder was included in operating expenses.

Future minimum rental payment required under this lease is as follows:

Year Ending December 31:	Amount
2017	$840

In addition, the Company signed a lease in March 2017 (See note 14).

F-14

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 13 - CONCENTRATIONS

Customer concentrations

The following table sets forth information as to each customer that accounted for 10% or more of the Company’s revenue for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015.

Customer	Year Ended December 31, 2016	Period from August 7, 2015 (Date of Inception) through December 31, 2015
A	73%	100%
B	14%	0%
C	13%	0%

The Company did not have any outstanding accounts receivable at December 31, 2016 and 2015.

A reduction in sales from or loss of such customers would have a material adverse effect on the Company’s results of operations and financial condition.

Vendor concentrations

The following table sets forth information as to each supplier that accounted for 10% or more of the Company’s purchase for the year ended December 31, 2016 and for the period from August 7, 2015 (date of inception) through December 31, 2015.

Vendor	Year Ended December 31, 2016	Period from August 7, 2015 (Date of Inception) through December 31, 2015
A	62%	*
B	21%	*
C	12%	*
D	*	97%

*Less than 10%

Vendor B, which was one of the Company’s three largest vendors in the year ended December 31, 2016, accounted for 100.0% of the Company’s total outstanding accounts payable at December 31, 2016. Vendor D, which was the largest vendors in the period from August 7, 2015 (date of inception) through December 31, 2015, accounted for 100.0% of the Company’s total outstanding accounts payable at December 31, 2015.

Concentrations of credit risk

At December 31, 2016 and 2015, cash balances in the PRC are $117,925 and $101,727, respectively, are uninsured. The Company has not experienced any losses in PRC bank account and believes it is not exposed to any risks on its cash in PRC bank account.

NOTE 14 – SUBSEQUENT EVENTS

Operating lease

In March 2017, the Company signed an agreement to lease its facilities and equipment under operating lease. Pursuant to the signed lease, the annual rent is RMB 41,000 (approximately $6,000). The term of the lease is one year commencing on March 15, 2017 and expires on March 14, 2018. Future minimum rental payment required under this lease is as follows:

Year Ending December 31:	Amount
2017	$4,674
2018	1,230
$5,904

F-15

BEIJING JIETENG (GENEXOSOME) BIOTECH CO., LTD.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016 and 2015

NOTE 14 – SUBSEQUENT EVENTS (continued)

Stock Purchase Agreement

On October 25, 2017, the Company entered into and closed a Stock Purchase Agreement with GenExosome Technologies Inc., a Nevada corporation (“GenExosome”) and Dr. Zhou, the sole shareholder of the Company, pursuant to which GenExosome acquired all of the issued and outstanding securities of the Company in consideration of a cash payment in the amount of $450,000, which shall be paid upon the Company recording the change in ownership with the Ministry of Commerce of the People’s Republic of China in accordance with the Interim Measures for Record Management regarding the Establishment and Change of Foreign-invested Enterprises.